Leases - Summary of Maturity of Operating Lease Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2026	¥ 753,350	$ 107,728
2027	455,631	65,154
2028	303,780	43,440
2029	151,821	21,710
2030	59,490	8,507
Thereafter	17,787	2,544
Total future lease payments	1,741,859	249,083
Less: imputed interest	(179,744)	(25,704)
Total operating lease liabilities	¥ 1,562,115	$ 223,379	¥ 1,420,281